1© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE COMSTOCK FUELS UPDATE Q3 2023 Earnings Call October 26, 2023 William McCarthy Chief Operating Officer Exhibit 99.1

2© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in this report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, mercury remediation, and, lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mercury remediation, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with mercury remediation, metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; ability to achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology, mercury remediation technology and efficacy, quantum computing and advanced materials development, and development of cellulosic technology in bio-fuels and related carbon-based material production; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Cautionary Notice Regarding Forward Looking Statements

3© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE The New Supply Chain for Low-Carbon Advanced Biofuels

4© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Business Case WHY BIOLEUM?

5© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE LOW-CARBON FUEL PRODUCTION IS EXPANDING TO CAPTURE THE ENERGY TRANSITION OPPORTUNITY 228 billion gallons of transportation fuels consumed annually in the US1 3 billion gallons of advanced biofuels produced annually by hydro-processed fats2 6 billion gallons of advanced biofuels by 2025 capacity to double over the next 2 years3 Sources: 1 - https://www.eia.gov/dnav/pet/pet_cons_psup_dc_nus_mbbl_a.htm 2 - https://www.eia.gov/biofuels/renewable/capacity/ 3 - https://www.eia.gov/todayinenergy/detail.php?id=55399

6© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE LOW-CARBON FUEL PRODUCTION NEEDS SCALABLE SOLUTIONS TO CAPTURE THE ENERGY TRANSITION OPPORTUNITY 228 billion - 60% electrified 91 billion 6 billion gallons of advanced biofuel capacity planned by 2025 only 6.6% in this scenario Source: Management Estimates gallons of transportation fuels consumed today Hypothetical scenario gallons of transportation fuels potential future consumption

7© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE EMISSIONS REDUCTION PERFORMANCE IS INCREASINGLY IMPORTANT TO THE BIOFUEL PRODUCER VALUE EQUATION Cost Revenue Energy Value RFS CA-LCFS Tax Credits Feedstock Production CI Reduction

8© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE EMISSIONS REDUCTION PERFORMANCE IS INCREASINGLY IMPORTANT TO THE BIOFUEL PRODUCER VALUE EQUATION Cost Revenue Energy Value RFS CA-LCFS Tax Credits Feedstock Production CI Reduction Energy value $2.29 Energy value $3.26 Energy value $0.56 Energy value $0.55 Energy value $3.26 Energy value $2.88 Energy value $0.56 Energy value $9.12 RFS value $1.49 RFS value $1.62 RFS value $1.62 RFS value $1.62 RFS value $2.88 RFS value $2.88 LCFS value $0.13 LCFS value $0.55 LCFS value $0.55 LCFS value $0.55 LCFS value $0.55 LCFS value $0.90 Tax credit value $1.00 Tax credit value $1.00 Tax credit value $1.54 Tax credit value $1.01 Tax credit value $3.00 Source: The Biofuels Digest

9© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Energy value $2.29 Energy value $3.26 Energy value $0.56 Energy value $0.55 Energy value $3.26 Energy value $2.88 Energy value $0.56 Energy value $9.12 RFS value $1.49 RFS value $1.62 RFS value $1.62 RFS value $1.62 RFS value $2.88 RFS value $2.88 LCFS value $0.13 LCFS value $0.55 LCFS value $0.55 LCFS value $0.55 LCFS value $0.55 LCFS value $0.90 Tax credit value $1.00 Tax credit value $1.00 Tax credit value $1.54 Tax credit value $1.01 Tax credit value $3.00 EMISSIONS REDUCTION PERFORMANCE IS INCREASINGLY IMPORTANT TO THE BIOFUEL PRODUCER VALUE EQUATION Cost Revenue Energy Value RFS CA-LCFS Tax Credits Feedstock Production CI Reduction Source: The Biofuels Digest

10© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Energy value $2.29 Energy value $3.26 Energy value $0.56 Energy value $0.55 Energy value $3.26 Energy value $2.88 Energy value $0.56 Energy value $9.12 RFS value $1.49 RFS value $1.62 RFS value $1.62 RFS value $1.62 RFS value $2.88 RFS value $2.88 LCFS value $0.13 LCFS value $0.55 LCFS value $0.55 LCFS value $0.55 LCFS value $0.55 LCFS value $0.90 Tax credit value $1.00 Tax credit value $1.00 Tax credit value $1.54 Tax credit value $1.01 Tax credit value $3.00 EMISSIONS REDUCTION PERFORMANCE IS INCREASINGLY IMPORTANT TO THE BIOFUEL PRODUCER VALUE EQUATION Cost Revenue Energy Value RFS CA-LCFS Tax Credits Feedstock Production CI Reduction Source: The Biofuels Digest

11© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Energy value $2.29 Energy value $3.26 Energy value $0.56 Energy value $0.55 Energy value $3.26 Energy value $2.88 Energy value $0.56 Energy value $9.12 RFS value $1.49 RFS value $1.62 RFS value $1.62 RFS value $1.62 RFS value $2.88 RFS value $2.88 LCFS value $0.13 LCFS value $0.55 LCFS value $0.55 LCFS value $0.55 LCFS value $0.55 LCFS value $0.90 Tax credit value $1.00 Tax credit value $1.00 Tax credit value $1.54 Tax credit value $1.01 Tax credit value $3.00 EMISSIONS REDUCTION PERFORMANCE IS INCREASINGLY IMPORTANT TO THE BIOFUEL PRODUCER VALUE EQUATION Cost Revenue Energy Value RFS CA-LCFS Tax Credits Feedstock Production CI Reduction Source: The Biofuels Digest

12© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE The New Supply Chain for Low-Carbon Advanced Biofuels Forest Products Waste Advanced Biofuels Production

13© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE The New Supply Chain for Low-Carbon Advanced Biofuels HUB Forest Products Waste Advanced Biofuels Production

The New Supply Chain for Low-Carbon Advanced Biofuels


bioleum
HUB

© 2023 COMSTOCK INC | NYSE American: LODE
FOR PUBLIC RELEASE
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15© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE BIOLEUM™ CARBON INTENSITY IS CLASS LEADING Source: Management Estimates based on the GREET model Ethanol Advanced Biofuel Feedstocks Advanced Biofuels Petroleum Fuels Bioleum™ Cellulosic EtOH 16 Sugarcane EtOH 51 Corn EtOH 70 Bioleum™ 15 UCO 20 Soybean Oil 55 Bioleum™ EtOH SAF 26 Corn EtOH w/CCS SAF 40 Bioleum™ UCO RD 27 UCO RD 30 Bioleum™ Soybean RD 32 Soybean RD 50 Gasoline 100 Diesel 102 average GREET CI scores (gCO2e/MJ)

16© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Bioleum™ Cellulosic EtOH 16 Sugarcane EtOH 51 Corn EtOH 70 Bioleum™ 15 UCO 20 Soybean Oil 55 Bioleum™ EtOH SAF 26 Corn EtOH w/CCS SAF 40 Bioleum™ UCO RD 27 UCO RD 30 Bioleum™ Soybean RD 32 Soybean RD 50 Gasoline 100 Diesel 102 average GREET CI scores (gCO2e/MJ) BIOLEUM™ CARBON INTENSITY IS CLASS LEADING Source: Management Estimates based on the GREET model Ethanol Advanced Biofuel Feedstocks Advanced Biofuels Petroleum Fuels

17© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Bioleum™ Cellulosic EtOH 16 Sugarcane EtOH 51 Corn EtOH 70 Bioleum™ 15 UCO 20 Soybean Oil 55 Bioleum™ EtOH SAF 26 Corn EtOH w/CCS SAF 40 Bioleum™ UCO RD 27 UCO RD 30 Bioleum™ Soybean RD 32 Soybean RD 50 Gasoline 100 Diesel 102 average GREET CI scores (gCO2e/MJ) BIOLEUM™ CARBON INTENSITY IS CLASS LEADING Source: Management Estimates based on the GREET model Ethanol Advanced Biofuel Feedstocks Advanced Biofuels Petroleum Fuels

18© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Bioleum™ Cellulosic EtOH 16 Sugarcane EtOH 51 Corn EtOH 70 Bioleum™ 15 UCO 20 Soybean Oil 55 Bioleum™ EtOH SAF 26 Corn EtOH w/CCS SAF 40 Bioleum™ UCO RD 27 UCO RD 30 Bioleum™ Soybean RD 32 Soybean RD 50 Gasoline 100 Diesel 102 average GREET CI scores (gCO2e/MJ) BIOLEUM™ CARBON INTENSITY IS CLASS LEADING Source: Management Estimates based on the GREET model Ethanol Advanced Biofuel Feedstocks Advanced Biofuels Petroleum Fuels

19© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE BIOLEUM™ CARBON INTENSITY IS CLASS LEADING Source: Management Estimates based on the GREET model Ethanol Advanced Biofuel Feedstocks Advanced Biofuels Petroleum Fuels Bioleum™ Cellulosic EtOH 16 Sugarcane EtOH 51 Corn EtOH 70 Bioleum™ 15 UCO 20 Soybean Oil 55 Bioleum™ EtOH SAF 26 Corn EtOH w/CCS SAF 40 Bioleum™ UCO RD 27 UCO RD 30 Bioleum™ Soybean RD 32 Soybean RD 50 Gasoline 100 Diesel 102 average GREET CI scores (gCO2e/MJ)

20© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Process HOW DOES IT WORK?

21© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Supply Chain Flow SAF = Sustainable Aviation Fuel RD = Renewable Diesel HBO-C = Hydrodeoxygenated Bioleum Oil - Crude ETJ Refinery RD Refinery Chemical Manufacturing Ethanol Bioleum™ HBO Furfural & Glycerol HUB SAF SAF & RD Green Chemicals Forest Products Waste FOGs (Fats/Oils/Greases) Hydrogen

22© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Bioleum™ Hub Flow Sheet HUB Woody Biomass Cellulose Bioleum™ Furfural kraft lignin Sugar Ethanol FFA Bioleum™ HBO A B C G E D Glycerol F Hydrogen Pathways #1, #2, #3 (Free Fatty Acid)FOGs (Fats/Oils/Greases)

23© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Bioleum™ Hub Flow Sheet HUB Woody Biomass Cellulose Bioleum™ Furfural kraft lignin Sugar Ethanol FFA Bioleum™ HBO A B C G E D Glycerol F Hydrogen Pathway #1 - Commercial (Free Fatty Acid)FOGs (Fats/Oils/Greases)

24© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Bioleum™ Hub Flow Sheet HUB Woody Biomass Cellulose Bioleum™ Furfural kraft lignin Sugar Ethanol FFA Bioleum™ HBO A B C G E D Glycerol F Hydrogen Pathway #2 - Commercial (Free Fatty Acid)FOGs (Fats/Oils/Greases)

25© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE FOGs (Fats/Oils/Greases) Bioleum™ Hub Flow Sheet HUB Woody Biomass Cellulose Bioleum™ Furfural kraft lignin Sugar Ethanol FFA Bioleum™ HBO A B C G E D Glycerol F Hydrogen Pathway #3 – In Development (TRL 5) with DOE Funding (Free Fatty Acid)

26© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Bioleum™ Hub Flow Sheet HUB Woody Biomass Cellulose Bioleum™ Furfural Kraft lignin Sugar Ethanol FFA Bioleum™ HBO A B C G E D Glycerol F Hydrogen Technology Sources (Free Fatty Acid)FOGs (Fats/Oils/Greases) (off the shelf)

27© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Bioleum™ Hub Flow Sheet HUB Woody Biomass Cellulose Bioleum™ Furfural Kraft lignin Sugar Ethanol FFA Bioleum™ HBO FOGs (Fats/Oils/Greases) A B C G E D Glycerol F Hydrogen Technology Sources and Integrations ETJ Tech Sugar Tech SAF/RD Tech (Free Fatty Acid) (off the shelf)

28© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Business Plan HOW DO WE BUILD 100 BIOLEUM HUBS?

29© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE HOW WE BUILD 100 BIOLEUM HUBS Build and Own Hub #1 100k dry metric tons per year capacity $40-50 million per year in projected income Source: management estimates

30© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE HOW WE BUILD 100 BIOLEUM HUBS Build and Own Hub #1 100k dry metric tons per year capacity $40-50 million per year in projected income ~$300 million Capital Cost Non-dilutive funding at project level for Hub #1 Source: management estimates

31© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE HOW WE BUILD 100 BIOLEUM HUBS Build and Own Hub #1 100k dry metric tons per year capacity $40-50 million per year in projected income Develop and License Hubs 2 to 100 250k dry metric tons per year capacity ~$100 million per year in projected income for licensee ~$300 million Capital Cost Non-dilutive funding at project level for Hub #1 Source: management estimates

32© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE HOW WE BUILD 100 BIOLEUM HUBS Build and Own Hub #1 100k dry metric tons per year capacity $40-50 million per year in projected income Develop and License Hubs 2 to 100 250k dry metric tons per year capacity ~$100 million per year in projected income for licensee ~$300 million Capital Cost Non-dilutive funding at project level for Hub #1 $15 million+ annual royalty per hub Each licensed hub processing 250k dry metric tons per year when operational Source: management estimates

33© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Supply Chain Flow SAF = Sustainable Aviation Fuel RD = Renewable Diesel HBO-C = Hydrodeoxygenated Bioleum Oil - Crude ETJ Refinery RD Refinery Chemical Manufacturing Ethanol Bioleum™ HBO Furfural & Glycerol HUB SAF SAF & RD Green Chemicals Forest Products Waste FOGs (Fats/Oils/Greases) Hydrogen

34© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Supply Chain Flow SAF = Sustainable Aviation Fuel RD = Renewable Diesel HBO-C = Hydrodeoxygenated Bioleum Oil - Crude ETJ Refinery RD Refinery Chemical Manufacturing Ethanol Bioleum™ HBO Furfural & Glycerol HUB SAF SAF & RD Green Chemicals Forest Products Waste FOGs (Fats/Oils/Greases) Hydrogen

35© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Supply Chain Flow SAF = Sustainable Aviation Fuel RD = Renewable Diesel HBO-C = Hydrodeoxygenated Bioleum Oil - Crude ETJ Refinery RD Refinery Chemical Manufacturing Ethanol Bioleum™ HBO Furfural & Glycerol HUB SAF SAF & RD Green Chemicals Forest Products Waste FOGs (Fats/Oils/Greases) Hydrogen

36© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Supply Chain Flow SAF = Sustainable Aviation Fuel RD = Renewable Diesel HBO-C = Hydrodeoxygenated Bioleum Oil - Crude ETJ Refinery RD Refinery Chemical Manufacturing Ethanol Bioleum™ HBO Furfural & Glycerol HUB SAF SAF & RD Green Chemicals Forest Products Waste FOGs (Fats/Oils/Greases) Hydrogen

37© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE Supply Chain Flow SAF = Sustainable Aviation Fuel RD = Renewable Diesel HBO-C = Hydrodeoxygenated Bioleum Oil - Crude ETJ Refinery RD Refinery Chemical Manufacturing Ethanol Bioleum™ HBO Furfural & Glycerol HUB SAF SAF & RD Green Chemicals Forest Products Waste FOGs (Fats/Oils/Greases) Hydrogen

38© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE The New Supply Chain for Low-Carbon Advanced Biofuels Forest Products Companies Advanced Biofuels Producers

39© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE UPCOMING MILESTONES – BIOLEUM™ HUB #1 Offtake Commitment Feedstock Commitment Development Funding Source 2023 / 2024

40© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE UPCOMING MILESTONES – BIOLEUM™ HUB #1 Offtake Commitment Feedstock Commitment Development Funding Source Feasibility Study Complete / Site Selection EPC Selected Pathway Approval Construction Funding Source 2023 / 2024 2024 / 2025

41© 2023 COMSTOCK INC | NYSE American: LODE FOR PUBLIC RELEASE The New Supply Chain for Low-Carbon Advanced Biofuels fuels@comstockinc.com https://comstockfuels.com